EXHIBIT 4.11


C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E


                             BARCLAYCARD FUNDING PLC
                                    as Issuer

                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee

                              THE BANK OF NEW YORK
                                   as Trustee

                                BARCLAYS BANK PLC
                              as Initial Transferor

                                       and

                                BARCLAYS BANK PLC
                               as MTN Cash Manager

   ---------------------------------------------------------------------------

                           SERIES 02-1 MTN SUPPLEMENT
                                Dated [___] 2002

                                       To

              SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT
                                Dated [___] 2002

   ---------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE

1.  Defined Terms.............................................................2

2.  General...................................................................2

3.  [Categories Of] Noteholders...............................................4

4.  Series 02-1 MTN Supplement To Security Trust..............................4

5.  Agreement Of The Secured Creditors And Trustee............................9

6.  Negative Covenants Of The Issuer..........................................9

7.  Governing Law And Jurisdiction...........................................11

8.  Notices..................................................................11

9.  Severability Of Provisions...............................................12

10. No Waiver; Cumulative Remedies...........................................12

11. Counterparts.............................................................13

THE SCHEDULE Part 1 - Section A: Definitions.................................14

Part 2 - Cash Management Compensation........................................17

Part 3 - Supplements To Clauses 6.1 To 6.3...................................18

12. Establishment And Maintenance Of Ledgers.................................18

13. Application Of Monies Pre-Enforcement....................................19

14. Application Of Monies Post-Enforcement...................................21

EXHIBIT A....................................................................23

EXHIBIT B....................................................................40

THIS SERIES 02-1 MTN SUPPLEMENT, is made on the [___] day of [___] 2002 as a Deed

BY AND BETWEEN:

(1) BARCLAYCARD FUNDING PLC, a company incorporated in England with registered number 2530163, having its registered office at 54 Lombard Street London EC3P 3AH (the "ISSUER");

(2) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registered number 75210, having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA (the "RECEIVABLES TRUSTEE");

(3) BARCLAYS BANK PLC, a company incorporated in England, acting through its business unit, Barclaycard, whose principal place of business is at 1234 Pavilion Drive, Northampton, NN4 7SG (the "INITIAL TRANSFEROR");

(4) BARCLAYS BANK PLC, a company incorporated in England having its registered office at 54 Lombard Street, London EC3P 3AH (the "MTN CASH MANAGER"); and

(5) THE BANK OF NEW YORK, a banking institution incorporated under the laws of New York and acting thorough its London Branch whose principal place of business is at One Canada Square, Canary Wharf, London E14, 5AL, in its capacity as trustee (the "TRUSTEE" which term shall include wherever the context so admits, such company and all or any other persons or companies for the time being acting as the Trustee of this Deed for any series).

WHEREAS

(A) The Issuer has established a programme for the issuance of medium term Notes, pursuant to the terms of the Security Trust Deed and MTN Cash Management Agreement.

(B) The Issuer now intends to issue a Series of Notes in accordance with Clauses 2.1 to 2.3 of the Security Trust Deed and MTN Cash Management Agreement, in the manner and in the amount set out herein.

(C) The Trustee, the Issuer, the MTN Cash Manager and the Transferor intend to supplement and vary the Security Trust Deed and MTN Cash Management Agreement in the manner and to the extent set out herein.

(D) It is intended by the parties hereto that, following the completion of the transactions contemplated by this Series 02-1 MTN Supplement, each Noteholder will become a Secured Creditor of the Security Trust in respect of the Secured Property, as supplemented and varied in accordance with the provisions hereof and that each such Note held by a Noteholder will constitute or form part of a Series for the purposes of the Security Trust Deed and MTN Cash Management Agreement; such Series to be referred to as "SERIES 02-1".

NOW IT IS HEREBY AGREED as follows:

                                     PART 1

                                 INTERPRETATION

1.    DEFINED TERMS

      Terms defined in the MTN Master Definitions Schedule dated 23 November 1999 as amended and restated on [___] 2002 between the Trustee, the Receivables Trustee, the MTN Cash Manager, the Initial Transferor and the Issuer (as the same may be amended, varied or supplemented from time to time (the "MTN MASTER DEFINITIONS SCHEDULE")) and in the Schedule (including, without limitation, the Conditions of the Notes) shall have the same meanings when used in this Series 02-1 MTN Supplement and the recitals hereto unless the context requires otherwise PROVIDED, HOWEVER, that in the event that any term or provision contained in the Schedule attached hereto shall conflict with or be inconsistent with any provision contained in the Security Trust Deed and MTN Cash Management Agreement or the terms of the MTN Master Definition Schedule, the terms and provisions contained in the Schedule shall prevail with respect to Series 02-1 only.

2.    GENERAL

2.1 The headings and the contents pages in this Series 02-1 MTN Supplement shall not affect its interpretation.

2.2 Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other gender.

2.3 References to Clauses, paragraphs, Exhibits, and Schedules shall, unless the context requires otherwise, be to clauses, paragraphs, exhibits and schedules in this Series 02-1 MTN Supplement.

2.4 Save where the contrary is indicated, any reference in this Series 02-1 MTN Supplement to:

      (a) this Series 02-1 MTN Supplement or any other agreement or document shall be construed as a reference to this Series 02-1 MTN Supplement, or as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

      (b) an enactment is a reference to it as already amended and includes a reference to any repealed enactment which it may re-enact, with or without amendment, and to any re-enactment and/or amendment of it; and

      (c) a time of day (including opening and closing of business) shall be construed as a reference to London time.

2.5 Costs, charges, expenses or remuneration shall be deemed to include references to VAT except where the context otherwise requires.

2.6 References to the parties hereto shall be construed so as to include its and any subsequent successors and permitted assigns in accordance with their respective interests.

2.7 The Schedule forms part of this Supplement and the Security Trust Deed and MTN Cash Management Agreement and each of them shall be construed accordingly.

                                     PART 2

                        EFFECT OF SERIES 02-1 SUPPLEMENT

3.    [CATEGORIES OF] NOTEHOLDERS

3.1   Upon (i) the making of the advance and the payment referred to in Clause
      3.2 and (ii) the issue of a duly executed and authenticated Series 02-1 Temporary Global Note the Noteholder shall be treated for all purposes under the Security Trust Deed and MTN Cash Management Agreement, as supplemented by this Series 02-1 MTN Supplement, as a Noteholder in respect of Series 02-1 and a Secured Creditor of the Security Trust over the Secured Property on the Issue Date in accordance with Clauses 4.1 to
      4.3 of the Security Trust Deed and MTN Cash Management Agreement, and as such shall be beneficially entitled to a security interest in such Secured Property to the extent of the Principal Amount together with interest and any other amounts in respect of the Notes.

3.2 In order for the issue and due authentication and delivery of each Note referred to in Clause 3.1 to be effected, the Noteholder shall make an advance in an amount of (pound)[___] made to the Issuer by depositing such amount in the Series 02-1 MTN Issuer Account for value on the Closing Date. From time to time, on each Interest Payment Date, the Noteholder shall pay to the Issuer the Deferred Subscription Price Amount, to the extent that such amount is available.

3.3 The Temporary Global Note representing the Notes shall be substantially in the form of Part 1 of Exhibit A-1, to the Schedule. The Permanent Global Note representing each Note shall be substantially in the form of Part 2 of Exhibit A-1 to the Schedule.

4.    SERIES 02-1 MTN SUPPLEMENT TO SECURITY TRUST

4.1 The Security Trust Deed and MTN Cash Management Agreement shall be supplemented and varied in the manner and to the extent set out below and shall from such time on the Issue Date be read and construed for all purposes as supplemented and varied as set out in the Schedule and the Security Trust in respect of Series 02-1 shall be constituted accordingly:

      (a) Clause 1 of the Security Trust Deed and MTN Cash Management Agreement shall be supplemented and varied with respect to Series 02-1 by the addition of the definitions as contained in Section A of
            Part 1 of the Schedule. In the event that any term or provision contained therein shall conflict with or be inconsistent with any provision contained in the Security Trust Deed and MTN Cash Management Agreement, the terms and provisions of this Supplement shall govern. All clause or sub-clause references in the Schedule shall be to the relevant clause or sub-clauses of the Security Trust Deed and MTN Cash Management Agreement, except as otherwise provided in the Schedule. All capitalised terms used in the Schedule which are not otherwise defined therein are defined in the MTN Master Definitions Schedule. Each capitalised term defined in the Schedule shall relate only to Series 02-1 and no other Series;

      (b) the Conditions of the Notes set out in Schedule 4 of the Security Trust Deed and MTN Cash Management Agreement shall be supplemented with respect to Series 02-1 by the additional provisions set out in Section B of Part 1 of the Schedule;

      (c) for the purposes of Clause 10.6 of the Security Trust Deed and MTN Cash Management Agreement, the MTN Cash Manager Fee payable by the Issuer to the MTN Cash Manager shall be paid in the amount and the manner set out in Part 2 of the Schedule; and

      (d) Clauses 6.1 to 6.3 of the Security Trust Deed and MTN Cash Management Agreement shall be supplemented by the additional provisions set out in Part 3 of the Schedule. Clauses 6.4 to 6.6 shall be read in their entirety as set out in Part 3 of the Schedule and shall be applicable only to the Notes constituting Series 02-1.

4.2 As continuing first fixed security for the payment or discharge of the Secured Obligations save to the extent that they constitute Jersey Assets and subject always to Clause 4.11 below, the Issuer with full title guarantee hereby conveys, assigns and transfers by way of first fixed security to and in favour of the Trustee for itself and on trust for the Secured Creditors in respect of Series 02-1:

      (a) its beneficial interest (and all rights and interests arising in respect thereof) in respect of Trust Series 02-1 under the Receivables Trust as an Investor Beneficiary thereof to the extent specified in the Series 02-1 Trust Supplement and in the Declaration of Trust and Trust Cash Management Agreement;

      (b) all its right, title, interest and benefit present and future in and to any agreement relating to Series 02-1 (other than the Declaration of Trust and Trust Cash Management Agreement as supplemented by the Series 02-1 Trust Supplement to the extent secured under (a) above) or document relating to Series 02-1 which the Issuer is or may at any time be, expressed to have the benefit of or to have any rights under or to have any other interest in unless otherwise charged or secured by way of fixed security under this Clause 4.2, (INCLUDING, without limitation, all supplements and accretions thereto, all rights to receive payment of any amounts which may become payable thereunder and all payments received by the Issuer thereunder and all items expressed to be held on trust for the Issuer thereunder or comprised therein, all rights to serve notices or give consents and directions or make demands thereunder or take such steps as are required to cause payments to become due and payable thereunder and all rights of actions in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof);

      (c) all its right, title, interest and benefit present and future in and to all sums of money which may now or hereafter from time to time be credited to the Series 02-1 Distribution Account or any other MTN Issuer Account established by the Issuer in respect of Series 02-1 or in respect of any amounts representing or derived from Trust Series 02-1 Trust Property or received from Barclays Bank PLC pursuant to the Agreement Between Beneficiaries to any bank or other accounts in which the Issuer may at any time have or acquire any right, title, interest or benefit together with all interest accruing from time to time thereon and the debts represented thereby and all its right, title, interest and benefit present and future therein;

      (d) all of the Issuer's rights in and to the Permitted Investments in respect of Trust Series 02-1 and any payment due in respect thereof and the debts represented thereby; and

      (e) all of the Issuer's right, title, interest and benefit in respect of amounts credited to the Trustee Bank Accounts in respect of Trust Series 02-1.

4.3 The Issuer by way of first fixed security for payment and discharge of the Secured Obligations, as beneficial owner thereof and subject always to Clause 4.11, hereby assigns to the Trustee the Jersey Collateral in order to create a security interest therein pursuant to Article 2(6) of the Jersey Security Interests Law as a continuing security for discharge of the Secured Obligations. The Issuer covenants to join the Trustee in giving a notice of assignment forthwith upon demand to each party from whom the Issuer is entitled to claim the Jersey Collateral and to procure the acknowledgement of such parties thereto, such notice and acknowledgement to be substantially in the form set out in Exhibit B to the Schedule.

4.4 For the purposes of Article 3 of the Jersey Security Interests Law and for the avoidance of doubt, it is hereby agreed as follows:

      (a) the debtor in respect of the creation of the Jersey Security Interest is the Issuer;

      (b) the secured parties in respect of the creation of the Jersey Security Interest are the Trustee and the Secured Creditors, provided however that all rights in connection therewith are to be exercised on their behalf by the Trustee in accordance with the terms of this Supplement, the Security Trust Deed and MTN Cash Management Agreement and the Jersey Security Interests Law;

      (c) the collateral in respect of which the Jersey Security Interest is created comprises the Jersey Collateral;

      (d) the events of default in respect of the Jersey Security Interest are the events set out in Condition 9 of the Notes under the heading "Events of Default"; and

      (e) the obligations in respect of which the Jersey Security Interest is created comprise the Secured Obligations.

4.5 Following irrevocable discharge in full of the Secured Obligations of which the Trustee has notice, the Trustee shall reassign to the Issuer the Jersey Collateral.

4.6 The Issuer hereby gives notice to the Receivables Trustee and the Cash Manager (as Operating Bank) of the assignment by way of security made by the Issuer to the Trustee (for itself, and on trust for the Noteholders) under Clause 4.2, which notice each of the Receivables Trustee and the Cash Manager acknowledges by execution of this Series 02-1 MTN Supplement.

4.7 Notwithstanding the charges and securities created by or pursuant to this Series 02-1 MTN Supplement, the Trustee agrees that, until the occurrence of a Series 02-1 Enforcement Event, payments becoming due to the Issuer by the Receivables Trustee as provided by the Declaration of Trust and Trust Cash Management Agreement and the Series 02-1 Trust Supplement, together with all other monies payable to the Issuer pursuant to any other documents or arrangements to which it is a party, may (in any case) be made to the Issuer in accordance with the provisions of the Declaration of Trust and Trust Cash Management Agreement and the Series 02-1 Trust Supplement or (as the case may be) the documents or arrangements concerned, and the Issuer may exercise its rights, powers and discretions and perform its obligations in relation to the Secured Property and under the Series 02-1 Documents in accordance with the provisions of the Series 02-1 Documents or (as the case may be) such other documents or arrangements.

4.8 Notwithstanding the Security created by or pursuant to this Supplement, prior to a Series 02-1 Enforcement Event, amounts standing to the credit of the Series 02-1 Distribution Account from time to time may be withdrawn therefrom by the Issuer but only in accordance with the applicable provisions of the Series 02-1.

4.9 From and including the time when a Series 02-1 Enforcement Event has occurred and the Notes have become due in accordance with the Conditions,
      (a) the security created pursuant to this Supplement shall become enforceable and the Trustee may enforce any rights it may have in respect of the Secured Property, and (b) no amount may be withdrawn from the Series 02-1 Distribution Account by the Issuer or on its behalf without the prior written consent of the Trustee.

4.10 The Trustee shall hold and apply all moneys received by it under the Security Trust Deed and MTN Cash Management Agreement and this Series 02-1 MTN Supplement in connection with the realisation or enforcement of the Secured Property in respect of Series 02-1 in accordance with the priorities set out in Part 3 of the Schedule hereto.

4.11 Upon proof being given to the satisfaction of the Trustee as to the irrevocable and unconditional payment or discharge of the Secured Obligations in respect of Series 02-1, the Trustee will at the request and cost of the Issuer release, discharge or reassign the Secured Property to the Issuer or any other person entitled thereto of whom the Trustee has notice.

4.12 Section 103 of the LPA shall not apply in relation to any of the Security created by this Clause 4. The statutory powers of sale and of appointing a receiver which are conferred upon the Trustee as varied and extended by this Deed and all other powers shall in favour of any purchaser be deemed to arise and be exercisable immediately after the execution of this Deed but shall only be exercised upon and following the giving of an Enforcement Notice and in the case of the Jersey Security Interest, subject to the provisions of Articles 6(5) and 8(3) of the Jersey Security Interests Law, the Trustee shall have an immediate power of sale over the Jersey Collateral, without having to apply to the Royal Court of Jersey for authority to exercise the same.

4.13 The power of sale in respect of the Jersey Security Interest shall be exercisable by the Trustee in such manner as the Trustee may in its absolute discretion deem appropriate and with all powers of a beneficial owner. Without limitation the Trustee may, without liability and subject to the Trustee having been indemnified in full to its satisfaction, sell or dispose of the whole or part of the Jersey Collateral at such times and in such manner and generally on such terms and conditions and for such consideration as the Trustee may think fit. Any such sale or disposal may be for cash, debentures or other obligations, shares, stocks, securities or other valuable consideration and may be payable immediately or by instalment spread over such a period as the Trustee may think fit. The Trustee shall have right of recourse to any monies forming part of the Jersey Collateral and may, without liability and subject to the Trustee having been indemnified in full to its satisfaction, apply such monies in the payment or discharge of the Secured Obligations as if such moneys were proceeds of sale.

4.14 For the avoidance of doubt, the power of attorney granted by the Issuer under Clause 7.13.2 is granted in respect of the Security created by this Clause 4, inter alia, pursuant to Article 5 of the Powers of Attorney (Jersey) Law 1995 for the purposes of facilitating the Trustee's powers hereunder and under the Jersey Security Interests Law in respect of the Jersey Security Interest.

                                     PART 3

                                   AGREEMENTS

5.    AGREEMENT OF THE SECURED CREDITORS AND TRUSTEE

      ADDITIONAL SUPPLEMENTS

      Each Secured Creditor consents and confirms as a Secured Creditor of the Security Trust that, subject to Clause 5.6.2 of the Security Trust Deed and MTN Cash Management Agreement, the Security Trust Deed and MTN Cash Management Agreement may be supplemented and varied from time to time in accordance with the terms of this Series 02-1 MTN Supplement or additional MTN Supplements.

6.    NEGATIVE COVENANTS OF THE ISSUER

6.1 The Issuer shall not, save to the extent permitted by the Security Trust Deed and MTN Cash Management Agreement or any Supplement or with the prior written consent of the Transferor and each Rating Agency then rating any outstanding Associated Debt of any Series:

      6.1.1 dispose of any Secured Property or create or permit to subsist any Encumbrance including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including, without limitation, uncalled capital and any Secured Property) other than the interest referred to in Clauses 6.1 to 6.3 of the Security Trust Deed and MTN Cash Management Agreement, as amended by this Series 02-1 MTN Supplement;

      6.1.2 carry on any business other than as contemplated herein relating to the purchase of beneficial interests in the Securitised Portfolio to be held on trust by the Receivables Trustee and the issue of the Notes of any Series and in respect of that business shall not engage in any activity or do anything whatsoever except:

            (a) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Notes appertaining thereto, the Security Trust Deed and MTN Cash Management Agreement, the MTN Master Definitions Schedule, the Declaration of Trust and Trust Cash Management Agreement, the Trust Master Definitions Schedule, the Beneficiaries Servicing Agreement, the MTN Issuer Bank Agreement and this Series 02-1 MTN Supplement and any mandate regarding any MTN Issuer Account (together, the "SERIES 02-1 DOCUMENTS");

            (b) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Series 02-1 Documents;

            (c)   perform any act incidental to or necessary in connection with
                  (a) or (b) above;

      6.1.3 have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises or have an interest in a bank account other than the MTN Issuer Accounts;

      6.1.4 create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Series 02-1 Documents) or give any guarantee in respect of any obligation of any Person;

      6.1.5 repurchase any shares or declare or pay any dividend or other distribution to its shareholders or issue or allot shares to any Person other than Barclays Bank PLC or the Share Trustee, except to the extent required by law;

      6.1.6 consolidate with or merge with or into any person or liquidate or dissolve on a voluntary basis;

      6.1.7 waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of the Series 02-1 Relevant Documents, without the prior written consent of the Initial Transferor and the Trustee;

      6.1.8 offer to surrender to any company any amounts which are available for surrender by way of group relief; and

      6.1.9 take any steps in its capacity as Investor Beneficiary of the Receivables Trust either on its own or in conjunction with any other Beneficiary of the Receivables Trust to terminate the Receivables Trust.

                                     PART 4

                                  MISCELLANEOUS

7.    GOVERNING LAW AND JURISDICTION

7.1   GOVERNING LAW

      This Series 02-1 MTN Supplement and all matters arising from or connected with it shall be governed by, and construed in accordance with, the laws of England, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent the provisions of this Series 02-1 MTN Supplement relate to the creation and enforcement of the Jersey Security Interest, to which extent this Deed shall be governed by and construed in accordance with Jersey law.

7.2   JURISDICTION

      (a) Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Series 02-1 MTN Supplement, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

      (b) Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Series 02-1 MTN Supplement and agrees not to claim that any such court is not a convenient or appropriate forum.

      (c) Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereto to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Series 02-1 MTN Supplement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

8.    NOTICES

8.1 Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by telefax or letter.

8.2 Any communication, notice or document to be made or delivered by any one person to another pursuant to this Series 02-1 MTN Supplement shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by telefax) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each telefax or telex communication made by one party hereto to another shall be made to that person at the telefax number notified to such party by that other person from time to time:

      8.2.1 in the case of the Initial Transferor, the MTN Cash Manager (in whatever capacity) and the Issuer to the addresses specified in the Security Trust Deed and MTN Cash Management Agreement;

      8.2.2 in the case of the Trustee, the Bank of New York, One Canada Square, London E14 5AL, fax no.: 020 7839 6259 Attention: Corporate Trust Administration;

      8.2.3 in the case of the Receivables Trustee, 26 New Street, St. Helier, Jersey JE2 3RA, fax no.: +44 1534 814 815 Attention: Richard Gerwat; and

      8.2.4 in the case of the Rating Agencies for Associated Debt:

            (a) in the case of Standard & Poor's to Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies Inc., 18 Finsbury Circus, London UK EC2M 7BP, fax no.: +44 171 826 3598
                  Attention: Structured Finance Department; and

            (b) in the case of Moody's to Moody's Investors Service Inc., 2 Minster Court, Mincing Lane, London, UK EC3R 7XB, fax no.: + 44 171 772 5400 Attention: Structured Finance.

9.    SEVERABILITY OF PROVISIONS

      If any one or more of the covenants, agreements, provisions or terms of this Series 02-1 MTN Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Series 02-1 MTN Supplement and shall in no way affect the validity or enforceability of the other provisions of this Series 02-1 MTN Supplement or of the rights of the Secured Creditors hereunder.

10.   NO WAIVER; CUMULATIVE REMEDIES

      No failure to exercise and no delay in exercising, on the part of any of the parties hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

11.   COUNTERPARTS

      This Series 02-1 MTN Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the Issuer, the Trustee, the MTN Cash Manager and the Initial Transferor have caused this Series 02-1 MTN Supplement to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

                                  THE SCHEDULE

                         PART 1 - SECTION A: DEFINITIONS

"ASSOCIATED DEBT" means, collectively, the Class A Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

"ASSOCIATED SWAP AGREEMENT" means the currency and interest rate swap agreement dated [___] 2002 entered into between the Series 02-1 Associated Issuer and the Associated Swap Counterparty in respect of the Associated Debt;

"ASSOCIATED SWAP COUNTERPARTY" means Barclays Bank PLC;

"AUTHORISED DENOMINATION" means (pound)[___];

"CLASS A" shall mean for calculation purposes, the portion of the Notes related to the Class A Associated Debt;

"CLASS A ASSOCIATED DEBT" means the $[___] Class A Asset Backed Floating Rate Note due [___] constituted by the Trust Deed dated [___] 2002 between the Series 02-1 Associated Issuer and The Bank of New York;

"CLASS A INVESTOR INTEREST" shall have the meaning given to it in the Series 02-1 Trust Supplement;

"CLASS B" shall mean for calculation purposes, the portion of the Notes related to the Class B Associated Debt;

"CLASS B ASSOCIATED DEBT" means the $[___] Class B Asset Backed Floating Rate Note due [___] 2002 constituted by the Trust Deed dated [___] 2002 between the Series 02-1 Associated Issuer and The Bank of New York;

"CLASS B INVESTOR INTEREST" shall have the meaning given to it in the Series 02-1 Trust Supplement;

"CLASS C" shall mean for calculation purposes, the portion of the Notes related to the Class C Associated Debt;

"CLASS C ASSOCIATED DEBT" means the $[___] Class C Asset Backed Floating Rate Note due [___] constituted by the Trust Deed dated [___] 2002 between the Series 02-1 Issuer and The Bank of New York;

"CLASS C INVESTOR INTEREST" shall have the meaning given to it in the Series 02-1 Trust Supplement;

"DISTRIBUTION DATE" means the 15th day of each month commencing on [___] or, if such day is not a Business Day, the next following Business Day;

"FINAL REDEMPTION DATE" means the Interest Payment Date falling in [___];

"INTEREST DETERMINATION DATE" means the first day of each Interest Period

"INTEREST PAYMENT DATE" means each Distribution Date;

"INTEREST PERIOD" means each successive period of three months commencing from 2002. The first Interest Period shall be the period from and including the Issue Date to but excluding 15 [___] 2002;

"INTEREST RATE" means LIBOR;

"INVESTOR INTEREST" shall have the meaning given to it in the Series 02-1 Trust Supplement;

"JERSEY ASSETS" means in relation to the Issuer all or any of its undertaking, property, assets, rights and revenues whatsoever, present and future, situated in Jersey (including, without limitation, the Jersey Collateral);

"JERSEY COLLATERAL" means in relation to the Issuer, to the extent they constitute Jersey Assets, all its right, title, interest and benefit present and future in, to and under the Declaration of Trust and Trust Cash Management Agreement and the Series 02-1 Trust Supplement, including without limitation all rights to receive payment of any amount which may become payable to the Issuer thereunder or payments received by the Issuer thereunder or rights to serve notices and/or to take such steps as are required to cause payments to be become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof;

"JERSEY SECURITY INTEREST" means the security created pursuant to clause 4.3 of this Supplement in accordance with the requirements of the Jersey Security Interests Law;

"JERSEY SECURITY INTERESTS LAW" means the Security Interests (Jersey) Law, 1983;

"MARGIN" means [___] per cent. per annum;

"PAGE" means Moneyline Telerate;

"PRIMARY SOURCE" means the Page;

"RELEVANT CURRENCY" means Sterling;

"SCHEDULED REDEMPTION DATE" means in respect of the Notes, the Interest Payment Date falling in [___];

"SECURED PROPERTY" means all that property of the Issuer held as security (whether fixed, floating or as a Jersey Security Interest) under this Supplement or the Security Trust Deed and MTN Cash Management Agreement;

"SERIES 02-1 ASSOCIATED ISSUER" means Gracechurch Card Funding (No. 2) PLC as issuer of the Associated Debt and its successors and assigns as holder of the Notes in respect of Series 02-1;

"SERIES 02-1 DISTRIBUTION ACCOUNT" means the account in the name of the Issuer at Barclays Bank PLC, 54 Lombard Street, London EC3P 3AH (account number [___] / sort code 20-19-90);

"SERIES TERMINATION DATE" means in respect of Series 02-1 the earlier to occur of (a) the Distribution Date on which the Investor Interest in respect of Series 02-1 is reduced to zero; or (b) the Final Redemption Date; and

"SERIES 02-1 TRUST SUPPLEMENT" means the Series 02-1 Supplement to the Declaration of Trust and Trust Cash Management Agreement dated [___] 2002 between the Initial Transferor, the Issuer and the Receivables Trustee.

                     SECTION B SUPPLEMENTS TO THE CONDITIONS

The Conditions set out in Schedule 4 to the Security Trust Deed and MTN Cash Management Agreement shall be supplemented as follows:

1. For the purposes of Condition 5.2, all dates referred to in the Conditions shall be subject to adjustment in accordance with the Following Business Day Convention.

2. For the purposes of Condition 5.8, (a) the "Controlled Accumulation Period" shall commence at the close of business on [___] or such later date as is determined in accordance with Clause 5.11(e) of the Series 02-1 Trust Supplement and (b) the Day Count Fraction shall be Actual / 365.

3. Condition 9.1 shall be supplemented by the addition of the following sub-paragraph 9.1.10:

      "9.1.10 Associated Swap Agreement: the early termination, without replacement, of any Associated Swap Agreement".

4. Condition 5.1.1 shall be supplemented by the addition of the following wording to be inserted in line 4 after the words "Margin (if any)":

      "together with any amounts of Further Interest (if any)".

                                     PART 2

                          CASH MANAGEMENT COMPENSATION

The Cash Manager's compensation for providing cash management services in respect of Series 02-1 shall be met in full out of the Cash Manager's standard banking charges levied against the Issuer from time to time in its capacity as an Operating Bank under the terms of the MTN Issuer Bank Agreement dated 23 November 1999 made between the Issuer and the Cash Manager.

                                     PART 3

          SUPPLEMENTS TO CLAUSES 6.1 TO 6.3 OF THE SECURITY TRUST DEED
                          AND CASH MANAGEMENT AGREEMENT

12.   ESTABLISHMENT AND MAINTENANCE OF LEDGERS

12.1 The Cash Manager shall open and maintain in the books of the Issuer certain ledgers (each a "Ledger") in respect of Series 02-1 to be known respectively as the "Class A Coupon Ledger", the "Class B Coupon Ledger", the "Class C Coupon Ledger", the "Additional Funds Ledger", the "Class A Principal Ledger", the "Class B Principal Ledger" and the "Class C Principal Ledger" which together shall reflect the amount of monies from time to time held by Issuer in the Series 02-1 Distribution Account.

12.2 The Cash Manager shall record all monies received or payments made by it on behalf of the Issuer in respect of Series 02-1 in the manner set out in this Agreement. If at any time the Cash Manager is in any doubt as to which Ledger a particular amount should be credited or debited, it shall consult with the Trustee thereon.

12.3  The Cash Manager shall ensure that:

      (a) the Class A Coupon Ledger will be credited on each Distribution Date with the aggregate of (i) the Issuer Costs Amounts, (ii) the Class A Monthly Distribution Amount and (iii) all other amounts (other than principal) distributed to the Issuer by the Receivables Trustee on such date in respect of the Class A Investor Interest;

      (b) the Class B Coupon Ledger will be credited on each Distribution Date with the aggregate of (i) the Class B Monthly Distribution Amount and (ii) all other amounts of (other than principal) distributed to the Issuer by the Receivables Trustee on such date in respect of the Class B Investor Interest;

      (c) the Class C Coupon Ledger will be credited on each Distribution Date with the aggregate of (i) Class C Monthly Distribution Amount and
            (ii) all other amounts (other than principal) distributed to the Issuer by the Receivables Trustee on such date in respect of the Class C Investor Interest;

      (d) the Additional Funds Ledger will be credited with aggregate amount of Excess Spread distributed to the Issuer by the Receivables Trustee on such date for application in and towards payment of any interest and principal falling due for payment on such date under any Series 02-1 Stamp Duty Facility Agreement;

      (e) the Class A Principal Ledger will be credited on the Scheduled Redemption Date with the amount paid by the Receivables Trustee to the Issuer on such date in reduction of the Class A Investor Interest;

      (f) (if applicable) the Class A Principal Ledger will be credited on each Distribution Date falling during the Rapid Amortisation Period or the Regulated Amortisation Period with the amount paid by the Receivables Trustee to the Issuer on such date in reduction of the Class A Investor Interest;

      (g) the Class B Principal Ledger will be credited on the Scheduled Redemption Date with the amount paid by the Receivables Trustee to the Issuer on such date in reduction of the Class B Investor Interest;

      (h) (if applicable) the Class B Principal Ledger will be credited on each Distribution Date falling during the Rapid Amortisation Period or the Regulated Amortisation Period with the amount paid by the Receivables Trustee to the Issuer on such date in reduction of the Class B Investor Interest;

      (i) the Class C Principal Ledger will be credited on the Scheduled Redemption Date with the amount paid by the Receivables Trustee on the Scheduled Redemption Date with the amount paid by the Receivables Trustee to the Issuer on such date in reduction of the Class C Investor Interest; and

      (j) (if applicable) the Class C Principal Ledger will be credited on each Distribution Date falling during the Rapid Amortisation Period with the amount paid by the Receivables Trustee to the Issuer on such date in reduction of the Class C Investor Interest.

12.4 The amounts credited to the Class A Coupon Ledger, the Class B Coupon Ledger, the Class C Coupon Ledger and the Additional Funds Ledger on each Distribution Date shall constitute respectively, "Class A Available Funds", "Class B Available Funds", "Class C Available Funds" and "Additional Available Funds".

13.   APPLICATION OF MONIES PRE-ENFORCEMENT

13.1  On each Interest Payment Date:

      (a) Class A Available Funds on such date will be applied in making the following payments, in the amounts calculated by the Cash Manager to be required, in the following order of priority (in each case if and to the extent that payments of a higher priority have been made in full):

            (i)   first, to pay when due the Issuer Cost Amounts;

            (ii) second, to pay all amounts of interest (including Further Interest (if any)) payable in respect of Class A;

            (iii) third, to pay all amounts of Deferred Interest (if any)
                  payable in respect of Class A;

            (iv) fourth, to pay all amounts of Additional Interest (if any) payable in respect of Class A;

            (v) fifth, pro rata, to pay to the Class A Servicing Fee and the Class A Trust Cash Management Fee due in respect of the preceding Monthly Period to the extent not paid directly to the Servicer and the Trust Cash Manager out of amounts allocated to the Issuer by the Receivables Trustee on the preceding Transfer Date;

            (vi) sixth, to pay all amounts of Excess Entitlement Consideration (if any); and

            (vii) seventh, in payment to the Issuer for distribution by way of dividend to the shareholders of the Issuer on such Interest Payment Date or on any subsequent date on which a dividend payment is declared and due by the Issuer.

      (b) Class B Available Funds on such date will be applied in making the following payments, in the amounts calculated by the Cash Manager to be required, in the following order of priority (in each case if and to the extent that payments and provisions of a higher priority have been paid in full):

            (i) first, to pay all amounts of interest interest (including Further Interest (if any)) payable in respect of Class B;

            (ii) second, to pay all amounts of Deferred Interest (if any) payable in respect of Class B;

            (iii) third, to pay all amounts of Additional Interest (if any)
                  payable in respect of Class B;

            (iv) fourth, pro rata, to pay the Class B Servicing Fee and the Class B Trust Cash Management Fee due in respect of the preceding Monthly Period to the extent not paid directly to the Servicer and the Trust Cash Manager out of amounts allocated to the Issuer by the Receivables Trustee on the preceding Transfer Date;

            (v) fifth, to pay all amounts of Excess Entitlement Consideration (if any); and

            (vi) sixth, in payment to the Issuer for distribution by way of dividend to the shareholders of the Issuer on such Interest Payment Date or on any subsequent date on which a dividend payment is declared and due by the Issuer;

      (c) Class C Available Funds on such date will be applied in making the following payments, in the amounts calculated by the Cash Manager to be required, in the following order of priority (in each case if and to the extent that payments and provisions of a higher priority have been paid in full);

            (i) first, to pay all amounts of interest interest (including Further Interest (if any)) payable in respect of the Class C;

            (ii) second, to pay all amounts of Deferred Interest (if any) payable in respect of the Class C;

            (iii) third to pay all amounts of Additional Interest (if any)
                  payable in respect of the Class C;

            (iv) fourth, pro rata, to pay the Class C Servicing Fee and the Class C Trust Cash Management Fee due in respect of the preceding Monthly Period to the extent not paid directly to the Servicer and the Trust Cash Manager out of amounts allocated to the Issuer by the Receivables Trustee on the preceding Transfer Date;

            (v) fifth, to pay all amounts of Excess Entitlement Consideration (if any); and

            (vi) sixth, in payment to the Issuer for distribution by way of dividend to the shareholders of the Issuer on such Interest Payment Date or on any subsequent date on which a dividend payment is declared and due by the Issuer;

      (d) Additional Available Funds on such date will be applied in and towards repayment of any principal due for repayment thereunder on such date.

13.2 Amounts credited to the Class A Principal Ledger, the Class B Principal Ledger and the Class C Principal Ledger on the Scheduled Redemption Date or, if applicable, each Distribution Date falling during the Rapid Amortisation Period or, as the case may be, the Regulated Amortisation Period, shall be applied on such dates in and towards redemption of the Notes;

13.3 All Ledgers shall be reset to zero at the close of business on each Interest Payment Date.

14.   APPLICATION OF MONIES POST-ENFORCEMENT

14.1 Notwithstanding the security rights created by this MTN Supplement but subject always to the provisions of Article 8(6)(b) of the Jersey Security Interests Law in respect of the Jersey Security Interest, the Trustee and each of the Secured Creditors hereby agrees, and the Issuer concurs, that from the time of the giving of an Enforcement Notice, (a) no amount may be withdrawn from any of the Series 02-1 Distribution Account except to the extent that it is applied in accordance with the order of priorities set out in Paragraph 3.3 or as otherwise permitted by the provisions of this MTN Supplement or any other Relevant Document that are applicable after the giving of an Enforcement Notice.

14.2 Notwithstanding the security rights created by this MTN Supplement, but subject always to the provisions of Article 8(6)(b) of the Jersey Security Interests Law in respect of the Jersey Security Interest, the Trustee and each of the Secured Creditors hereby agrees, and the Issuer concurs, that any monies whatsoever recovered by each of them or on their behalf whether by the Trustee or otherwise after the giving of an Enforcement Notice, shall be paid to the Trustee (and pending such payment shall be held on trust for the Trustee) for application in accordance with the order of priorities set out in Paragraph 3.3 (in each case only if and to the extent that payments of higher priority have been made in full).

14.3 The order of the priorities referred to in Paragraphs 3.1 and 3.2 is as follows:

      (a) FIRSTLY, in no order of priority inter se but pro rata to the respective amounts then due, to pay remuneration then due to any receiver appointed pursuant to this MTN Supplement or the Trustee and all amounts due in respect of legal fees and other costs, charges, liabilities, expenses, losses, damages, proceedings, claims and demands then incurred by the Trustee under and in respect of the Relevant Documents and in enforcing the security created by or pursuant to this MTN Supplement or in perfecting title to the Security, together with interest thereon as provided in any such document;

      (b) SECONDLY, in order of priority inter se, the respective amounts then due:

            (A) FIRST (to the extent not covered by (a) above) in payment or satisfaction of costs, charges, liabilities, expenses, losses, damages, proceedings, claims and demands of the Trustee under the Security Trust Deed and MTN Cash Management Agreement and this MTN Supplement; and

            (B) SECONDLY in or towards payment pari passu and rateably of all principal, premium (if any) and interest interest (including Further Interest (if any)) then due and unpaid in respect of the Notes;

      (c) THIRDLY in or towards payment of any sums due from (or required to be provided for by) the Issuer to meet its liabilities to any taxation authority (including in respect of corporation tax to the Inland Revenue);

      (d) FOURTHLY in or towards payment of any sums due to third parties under obligations incurred in the course of the Issuer's business;

      (e) FIFTHLY in or towards payment of any dividends due and unpaid to shareholders of the Issuer; and

      (f) SIXTHLY, to pay all amounts of Excess Entitlement Consideration (if any);

      (g) SEVENTHLY in payment of the balance (if any) to the liquidator of the Issuer,

Without prejudice to the above, if the Trustee holds any monies which represent principal and interest in respect of any Note which has become void or in respect of which claims have been prescribed under Condition 10, the Trustee will hold such monies on the above trusts.

                                    EXHIBIT A

                                     PART 1

                          FORM OF TEMPORARY GLOBAL NOTE

                              TEMPORARY GLOBAL NOTE

ISIN:  [___]                                                 Common Code: [___]


                             BARCLAYCARD FUNDING PLC

   (a public limited company incorporated under the laws of England and Wales)

               BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE PROGRAMME

                              TEMPORARY GLOBAL NOTE

                               REPRESENTING UP TO

                                  (POUND)[___]

                    FLOATING RATE ASSET BACKED NOTE DUE [___]

This global note is a Temporary Global Note without interest coupons issued in respect of an issue of an aggregate principal amount of (pound)[___] of Floating Rate Asset Backed Note due [___] (the "NOTES") by Barclaycard Funding PLC (the "ISSUER").

The Issuer for value received promises, all in accordance with the terms and conditions set out in the applicable Series 02-1 Supplement ("TERMS AND CONDITIONS") and the Principal Trust Deed (as defined below) to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Note for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Note may become due and payable in accordance with the Terms and Conditions, the Principal Amount on such dates as may be specified in the Terms and Conditions or, if any such Note shall become due and payable on any other date, the Principal Amount and, in respect of each such Note, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions all subject to and in accordance therewith.

Except as specified herein, the bearer of this Temporary Global Note is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Notes represented hereby and to the benefit of those provisions of the Terms and Conditions (and the obligations on the part of the Issuer contained therein) applicable specifically to Temporary Global Note, and all payments under and to the bearer of this Temporary Global Note shall be valid and effective to satisfy and discharge the corresponding Liabilities of the Issuer in respect of the Notes.

This Temporary Global Note is issued pursuant to a security trust deed and MTN cash management deed dated [___] 2002 (the "PRINCIPAL TRUST DEED") together with the supplemental trust deed in respect of Series 02-1 (the "SERIES 02-1 SUPPLEMENT" and, together with the Principal Trust Deed, the "TRUST DEED") and made between the Issuer and The Bank of New York, London Branch as trustee (the "TRUSTEE" which expression includes any person or corporation from time to time appointed as trustee). Words and expressions defined expressly or by reference in the Terms and Conditions and the Trust Deed shall have the same meanings in this Temporary Global Note.

On or after the expiry of 40 days after the date of issue of this Temporary Global Note (the "Exchange Date"), this Temporary Global Note shall be exchangeable in whole or in part for a Permanent Global Note or, in the circumstances set out in the Series 02-1 Supplement for Definitive Note. An exchange for a Permanent Global Note or, as the case may be, Definitive Note will be made only on or after the Exchange Date (specified in the Series 02-1 Supplement) and upon presentation or, as the case may be, surrender of this Temporary Global Note to the Principal Paying Agent at its specified office and upon and to the extent of delivery to the Principal Paying Agent of a certificate or certificates issued by Euroclear Bank S.A./N.V. as operator of the Euroclear System ("EUROCLEAR") or Clearstream, Luxembourg or by any other relevant clearing system and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system. Any Definitive Note will be made available for collection by the persons entitled thereto at the specified office of the Principal Paying Agent.

The Issuer undertakes to procure that the relevant Permanent Global Note and Definitive Note will be duly issued in accordance with the Terms and Conditions, the provisions hereof and of the Trust Deed.

The bearer of this Temporary Global Note shall not (unless, upon due presentation of this Temporary Global Note for exchange (in whole or in part) for a Permanent Global Note or for delivery of Definitive Note, such exchange or delivery is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled to receive any payment in respect of the Notes represented by this Temporary Global Note which falls due on or after the Exchange Date or be entitled to exercise any option on a date after the Exchange Date.

Payments of interest otherwise falling due before the Exchange Date will be made only upon presentation of this Temporary Global Note at the specified office of any of the Paying Agents outside the United States and upon and to the extent of delivery to the relevant Paying Agent of a certificate or certificates issued by Euroclear or Clearstream, Luxembourg or by any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system.

On any occasion on which a payment of principal is made in respect of this Temporary Global Note or on which this Temporary Global Note is exchanged in whole or in part as aforesaid or on which Note represented by this Temporary Global Note are to be cancelled, the Issuer shall procure that (i) the aggregate principal amount of the Notes in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be exchanged for a permanent global instrument or which are to be cancelled and (ii) the remaining principal amount of this Temporary Global Note (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Note shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Note represented by this Temporary Global Note, the Issuer shall procure that the appropriate notations are made on the Schedule hereto.

The obligations of the Issuer in respect of this Temporary Global Note are limited recourse in nature, as more particularly set out in the Terms and Conditions and the Trust Deed. In addition the bearer of this Temporary Global Note and, inter alios, the Trustee are restricted in the proceedings which they may take against the Issuer to enforce their rights hereunder and under the Trust Deed, as more particularly set out in the Terms and Conditions and the Trust Deed.

This Temporary Global Note is governed by, and shall be construed in accordance with, English law.

The Issuer irrevocably agrees for the benefit of the bearer that the courts of England are to have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with these presents (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts. The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

This Temporary Global Note shall not be valid for any purpose until authenticated for and on behalf of The Bank of New York, London Branch as Issue Agent.

AS WITNESS the manual or facsimile signature of a director, duly authorised officer, or duly authorised attorney on behalf of the Issuer.

                                                          THE SCHEDULE


                     PAYMENTS, DELIVERY OF DEFINITIVE NOTE, EXCHANGE FOR PERMANENT GLOBAL NOTE, EXERCISE OF
                                                OPTIONS AND CANCELLATION OF NOTE

==============================================================================================================================
   Date of      Amount of    Amount of     Aggregate      Aggregate     Aggregate    Aggregate     Remaining     Authorised
   payment,   interest then  principal     principal      principal     principal    principal     principal    signature by
  delivery,        paid      then paid     amount of      amount of     amount of    amount in     amount of    or on behalf
  exchange,                             Definitive Note      this       Note then    respect of       this         of the
 exercise of                              Certificates    Temporary     cancelled   which option   Temporary     Principal
 option (and                             then delivered  Global Note                is exercised  Global Note   Paying Agent
  date upon                                                  then
    which                                               exchanged for
 exercise is                                            the Permanent
effective) or                                            Global Note
 cancellation

------------------------------------------------------------------------------------------------------------------------------






















==============================================================================================================================

BARCLAYCARD FUNDING PLC


By: [manual/facsimile signature]
(director)


ISSUED in London on [___]


AUTHENTICATED for and on behalf of
THE BANK OF NEW YORK
as Issue Agent without recourse,
warranty or liability


By: [manual signature]
(duly authorised)

                                     ANNEX I

        [Form of certificate to be given in relation to exchanges of this Temporary Global Note for the Permanent Global Note or Definitive Note:]

                             BARCLAYCARD FUNDING PLC

                  (POUND)[___] FLOATING RATE ASSET BACKED NOTE

                                  (the "NOTES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (OUR "MEMBER ORGANISATIONS") substantially to the effect set forth in the Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Note (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Notes through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date: [__________](1)

[Euroclear Bank S.A./N.V. as operator of the Euroclear System/Clearstream, Luxembourg]

By: [authorised signature]



-------------------

(1)   To be dated not earlier than the Exchange Date.

                                    ANNEX II

      [Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

                             BARCLAYCARD FUNDING PLC

                  (POUND)[___] FLOATING RATE ASSET BACKED NOTE

                                  (the "NOTES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Issue and Paying Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Note (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Notes through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of the Notes set forth above that, except as set out below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect of such portion, substantially to the effect set forth in the temporary Global Note representing the Notes.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date: [__________](1)

[Euroclear Bank S.A./N.V. as operator of the Euroclear System/Clearstream, Luxembourg]

By: [authorised signature]


--------------

(1)   To be dated not earlier than the relevant interest payment date.

                                    ANNEX III

               [Form of accountholder's certification referred to
                         in the preceding certificate:]

                             BARCLAYCARD FUNDING PLC

                  (POUND)[___] FLOATING RATE ASSET BACKED NOTE

                                  (the "NOTES")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Note held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Notes through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)
(2)(i) (D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933 (the "ACT") then this is also to certify that, as except as set forth below, the Notes are beneficially owned by
(a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Notes in transactions which did not require registration under the Act. As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [_____] of such interest in the above Note in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Note (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.

In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date: [__________](1)

[ACCOUNTHOLDER] AS (OR AS AGENT FOR) THE BENEFICIAL OWNER OF THE NOTES.

By: [authorised signature]


------------------

(1) To be dated not earlier than fifteen days before the Exchange Date or, as the case may be, the relevant interest payment date.

                                     PART 2

                      FORM OF CLASS A PERMANENT GLOBAL NOTE

                              PERMANENT GLOBAL NOTE

ISIN: [___]                                                  Common Code: [___]

                             BARCLAYCARD FUNDING PLC

   (a public limited company incorporated under the laws of England and Wales)

               BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE PROGRAMME

                              PERMANENT GLOBAL NOTE

                               representing up to

                                  (pound)[___]

                    FLOATING RATE ASSET BACKED NOTE DUE [___]

This global instrument is a Permanent Global Note with interest coupons issued in respect of an issue of an aggregate principal amount of (pound)[___] of Floating Rate Asset Backed Note due [___] (the "NOTES") by BARCLAYCARD FUNDING PLC (the "ISSUER").

The Issuer for value received promises, all in accordance with the terms and conditions set out in the Series 02-1 Supplement ("TERMS AND CONDITIONS") and the Trust Deed (as defined below) to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Note for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Note may become due and payable in accordance with the Terms and Conditions, the Principal Amount on such dates as may be specified in the Terms and Conditions or, if any such Note shall become due and payable on any other date, the Principal Amount and, in respect of each such Note, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Except as specified herein, the bearer of this Permanent Global Note is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Notes represented hereby and to the benefit of those Terms and Conditions (and the obligations on the part of the Issuer contained therein) applicable specifically to Permanent Global Note, and all payments under and to the bearer of this

Permanent Global Note shall be valid and effective to satisfy and discharge the corresponding Liabilities of the Issuer in respect of the Notes.

This Permanent Global Note is issued pursuant to a security trust deed dated [___] 2002 (the "PRINCIPAL TRUST DEED") and the supplement thereto in respect of Series 02-1 (the "Series 02-1 Supplement" and together with the Security Trust Deed, the "TRUST DEED") and made between the Issuer and The Bank of New York, London Branch as trustee (the "TRUSTEE" which expression includes any person or corporation appointed from time to time as trustee). Words and expressions defined expressly or by reference in the Terms and Conditions and the Trust Deed shall have the same meanings in this Permanent Global Note.

This Permanent Global Note will be exchanged in whole but not in part for Definitive Note if (a) any Note of the relevant Series becomes immediately redeemable following the occurrence of an Event of Default in relation thereto
(b) Euroclear Bank S.A./N.V. as operator of the Euroclear System or Clearstream, Luxembourg, or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention to cease business permanently or in fact does so; or (c) if so specified in the Trust Deed, upon the request of a Holder of a beneficial interest in this Permanent Global Note. In the case of (a) and (b), the Issuer shall bear the entire cost and expense and, in the case of (c) the Holder making such request shall bear the entire cost and expense. In order to exercise the option contained in paragraph (c) of the preceding sentence, the bearer hereof must, at the request of the Holder making such request, not less than forty-five days before the date upon which the delivery of such Definitive Note is required, deposit this Permanent Global Note with the Principal Paying Agent at its specified office with the form of exchange notice endorsed hereon duly completed. Any Definitive Note will be made available for collection by the persons entitled thereto at the specified office of the Principal Paying Agent.

The Issuer undertakes to procure that the relevant Definitive Note will be duly issued in accordance with the Terms and Conditions, the provisions hereof and of the Trust Deed.

On any occasion on which a payment of interest is made in respect of this Permanent Global Note, the Issuer shall procure that the same is noted on the Schedule hereto.

On any occasion on which a payment of principal is made in respect of this Permanent Global Note or on which this Permanent Global Note is exchanged as aforesaid or on which any Note represented by this Permanent Global Note are to be cancelled the Issuer shall procure that (i) the aggregate principal amount of the Notes in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be cancelled and (ii) the remaining principal amount of this Permanent Global Note (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Note shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Note represented by this Permanent Global Note, the Issuer shall procure that the appropriate notations are made on the Schedule hereto.

Insofar as the Temporary Global Note by which the Notes were initially represented has been exchanged in part only for this Permanent Global Note and is then to be further exchanged as to the remaining principal amount or part thereof for this Permanent Global Note, then upon presentation of this Permanent Global Note to the Principal Paying Agent at its specified office and to the extent that the aggregate principal amount of such Temporary Global Note is then reduced by reason of such further exchange, the Issuer shall procure that (i) the aggregate principal amount of the Notes in respect of which such further exchange is then made and (ii) the new principal amount of this Permanent Global Note (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Note shall for all purposes be as most recently noted.

The obligations of the Issuer in respect of this Permanent Global Note are limited recourse in nature, as more particularly set out in the Terms and Conditions and the Trust Deed. In addition, the bearer of this Permanent Global Note and, inter alios, the Trustee are restricted in the proceedings which they may take against the Issuer to enforce their rights hereunder and under the Trust Deed, as more particularly described in the Terms and Conditions and the Trust Deed.

This Permanent Global Note is governed by, and shall be construed in accordance with, English law.

The Issuer irrevocably agrees for the benefit of the bearer that the courts of England are to have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Permanent Global Note (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts. The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

This Permanent Global Note shall not be valid for any purpose until authenticated for and on behalf of Barclays Capital as Issue Agent.

AS WITNESS the manual or facsimile signature of a director, duly authorised officer, or duly authorised attorney on behalf of the Issuer.

BARCLAYCARD FUNDING PLC

By: [manual/facsimile signature]

(director)

ISSUED in London as of [___] 2002

AUTHENTICATED for and on behalf of

THE BANK OF NEW YORK as Issue Agent

without recourse, warranty or liability



By: [manual signature]

(duly authorised)

                                                          THE SCHEDULE


               PAYMENTS, DELIVERY OF DEFINITIVE NOTE CERTIFICATES, FURTHER EXCHANGES OF THE TEMPORARY GLOBAL NOTE,
                                          EXERCISE OF OPTIONS AND CANCELLATION OF NOTE


================================================================================================================================
  Date of payment,    Amount of    Amount of    Aggregate     Aggregate     Aggregate     Aggregate    Current      Authorised
 delivery, further    interest     principal    principal     principal     principal     principal    principal    signature
    exchange of       then paid    then paid    amount of     amount of     amount of     amount in    amount of     by or on
  Temporary Global                              Definitive    Note then      further      respect of      this      behalf of
 Note, exercise of                                 Note       cancelled     exchanges       which      Permanent       the
  option (and date                             Certificates                     of        option is      Global     Principal
upon which exercise                                then                     Temporary     exercised       Note     Paying Agent
  is effective) or                              delivered                  Global Note
    cancellation

--------------------------------------------------------------------------------------------------------------------------------














================================================================================================================================

                                 EXCHANGE NOTICE

.............................., being the bearer of this Permanent Global Note at the time of its deposit with the Principal Paying Agent at its specified office for the purposes of the Notes, hereby exercises the option set out above to have this Permanent Global Note exchanged in whole for Definitive Note in aggregate principal amount of [ ] and directs that such Definitive Note be made available for collection by it from the Principal Paying Agent's specified office.

By: ...........................................

(duly authorised)

                                    EXHIBIT B

                          FORM OF NOTICE OF ASSIGNMENT

To:      [



                                            ]


From: The Bank of New York, as Trustee under the Deed of Charge referred to below.

       Barclaycard Funding PLC

Dear Sirs,

BARCLAYCARD FUNDING PLC (THE "DEBTOR")

We hereby give you notice that by a Series 02-1 MTN Supplement to a Security Trust Deed and MTN Cash Management Agreement dated [___] 2002 and made between, inter alios, the Trustee and the Debtor the following property (inter alia) has been assigned by the Debtor to the Trustee on behalf of the Secured Creditors identified therein.

Assigned Property:      All the Debtors' rights, title, interest and benefit
                        present and future in and to and under the [name of Agreement] dated today and made between [name of parties] including without limitation all rights to receive payment of any amount which may become payable to the Issuer thereunder or payments received by the Issuer thereunder or rights to serve notice and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof (the "COLLATERAL").

Words and expressions defined in or incorporated by reference into the Series 02-1 MTN Supplement and the Security Trust Deed and MTN Cash Management Agreement shall, unless expressly defined herein or unless the context otherwise requires bear the same meaning in this Notice.

A copy of each of the Series 02-1 MTN Supplement and the Security Trust Deed and MTN Cash Management Agreement is attached to this Notice. Henceforth the provisions contained therein shall apply to the aforesaid property assigned by the Debtor pursuant to the Series 02-1 MTN Supplement and the Security Trust Deed and MTN Cash Management Agreement.

This notice is not capable of revocation by the Debtor. Please acknowledge receipt of this Notice by signing the enclosed duplicate of this Notice.

This Notice shall be governed by and construed in accordance with Jersey law.

Yours faithfully,



....................................

for and on behalf of the Trustee



....................................

Barclaycard Funding PLC

ACKNOWLEDGEMENT AND ACCEPTANCE

We acknowledge receipt of this Notice and accept the provisions contained herein. We confirm as follows:

1. Other than as set out in the [relevant agreement] we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Debtor in respect of the Collateral or any part thereof; and

2. We have not, as of the date hereof, received any notice that any third party has or will have any right or interest whatsoever in or has made or will be making any claim or demand or taking any action whatsoever against the Collateral or any part thereof.

We undertake that, in the event of our becoming aware at any time that any person or entity other than the Trustee (as agent for the Secured Creditors) has or will have any right or interest whatsoever in or has or will be making any claim or demand or taking any action whatsoever against the Collateral or any part thereof, we will immediately give written notice of any of the terms of such right or interest, claim or demand or action to both the Trustee and the Debtor.

...........................................



[                       ]



Date .....................................

ISSUER

EXECUTED as a Deed by                                )
BARCLAYCARD FUNDING PLC                              )
by its duly authorised attorney in the presence of:  )



INITIAL TRANSFEROR

EXECUTED as a Deed by                                )
BARCLAYS BANK PLC                                    )
acting by its duly authorised attorney               )
in the presence of:                                  )



TRUSTEE

EXECUTED as a Deed by                                )
THE BANK OF NEW YORK                                 )
acting by its duly authorised                        )
attorney in the presence of




RECEIVABLES TRUSTEE

EXECUTED as a Deed by                                )
GRACECHURCH RECEIVABLES                              )
TRUSTEE LIMITED                                      )
acting by its duly authorised signatory              )

                                                        PROCESS AGENT

                                                        Clifford Chance Secretaries Limited
                                                        200 Aldersgate Street
                                                        London EC1A 4JJ

MTN CASH MANAGER

EXECUTED as a Deed by                                )
BARCLAYS BANK PLC                                    )
acting by its duly authorised attorney               )

--------